Exhibit 99.2

FOR IMMEDIATE RELEASE

Stefanini IT Solutions Affiliate to Merge with TechTeam Global

$93.4 million transaction combines TechTeam Global’s expertise in service desk, technical support and desktop/distributed IT infrastructure management services with Stefanini IT Solutions’ IT consulting, integration and development, and outsourcing services

Combined enterprise with global reach providing opportunities for enhanced customer value, complementary services, broader geographic coverage and innovation

SOUTHFIELD, Mich.,  Nov. 2 /PRNewswire-FirstCall/ — TechTeam Global, Inc. (Nasdaq: TEAM), a worldwide provider of information technology outsourcing and business process outsourcing services, today announced that the Company has signed a definitive agreement pursuant to which an affiliate of Stefanini International Holdings Ltd (d/b/a Stefanini IT Solutions), a privately held global provider of onshore and nearshore IT consulting, integration and development, and outsourcing services, will merge with TechTeam Global.  The transaction will be accomplished through an all-cash tender offer and second-step merger, for a total value of approximately $93.4 million. The definitive agreement was fully supported by TechTeam Global’s Board of Directors and was the result of the Board of Directors and management’s evaluation of various strategic alternatives for the benefit of all stakeholders. The transactions contemplated by the definitive agreement were unanimously approved by the Boards of Directors of both companies.

Stefanini International Holdings Ltd, through a U.S. subsidiary, will make an offer to purchase all outstanding shares of TechTeam Global common stock for US$8.35 per share. The tender offer price represents a 24.0% premium to TechTeam Global’s average closing stock price over the last three-month period ended November 1, 2010, and a 16.8% premium over the closing price of TechTeam Global common stock on November 1, 2010. The tender offer is scheduled to commence within 10 business days and is expected to close during the fourth quarter of 2010. The tender offer is conditioned on the tender of a majority of the outstanding shares of TechTeam Global common stock on a fully-diluted basis and various other conditions, including customary regulatory approvals. The transaction is not conditioned on receipt of financing. Following completion of the tender offer, an affiliate of Stefanini International Holdings Ltd intends to acquire the remaining outstanding shares of TechTeam common stock for US$8.35 per share through a second-step merger. Further details will be provided in filings with the U.S. Securities and Exchange Commission.

TechTeam Global’s Board of Directors will recommend that TechTeam Global stockholders tender their shares pursuant to the offer. In connection with and as a condition to the offer, Costa Brava Partnership III L.P. and Emancipation Capital, LLC, which collectively hold approximately 18.4% of TechTeam Global’s outstanding common stock, have agreed to tender their shares into the offer.

Chairman of the Board of Directors of TechTeam Global Seth Hamot said, “The TechTeam Board believes that this transaction, following the sale of the Government Solutions business in September, is in the best interest of our shareholders.  This outcome could not have been achieved without the driven commitment of a strong management team.”

Gary J. Cotshott, President and Chief Executive Officer of TechTeam Global said, “We are pleased to be entering into a transaction which supports our strategic plan.  The proposed combination will expand the global coverage and broaden the service portfolio of the Company.  It will therefore create significant opportunities for TechTeam Global to address a broader set of needs and deliver enhanced value for our customers.  We are also excited by the long-term growth opportunities expected from the increased stability, scale and flexibility of the combined enterprise.”

Marco A. Stefanini, Chairman of Stefanini IT Solutions said, “We are excited about this transaction and believe it to be a significant step in Stefanini IT Solutions’ strategy of expanding its international presence.  The prospective combination will create a truly global presence from two customer-focused and service-driven companies.”

Houlihan Lokey served as TechTeam Global's financial advisor and Ropes & Gray LLP served as TechTeam Global's legal advisor in connection with the transaction.  Fredericks Michael & Co. served as Stefanini International Holdings Ltd’s financial advisor and DLA Piper LLP (US) served as Stefanini International Holdings Ltd’s legal advisor in connection with the transaction.

MEDIA CONTACTS
TechTeam Global, Inc.

Chris Donohue
VP, Strategy & Marketing
+ 1 248 357 2866
cdonohue@techteam.com

Margaret M. Loebl
VP, CFO and Treasurer
+ 1 248 357 2866
investors@techteam.com

Stefanini IT Solutions

Maribel Lopez
781-404-2416
mlopez@topazpartners.com

Antonio Barretto
55 11 3039 2065
abarretto@stefanini.com

DFreire Comunicação e Negócios
Av. Eng. Luiz Carlos Berrini, 828 - 10and
04571-000 São Paulo - SP
Phone 55 11 5505-8922
www.dfreire.com.br
Debora Freire - debora@dfreire.com.br

NOTES TO EDITORS
About TechTeam Global, Inc.

TechTeam Global, Inc. is a leading provider of IT outsourcing and business process outsourcing services to large and medium businesses. The company's primary services include service desk, technical support, desk-side support, security administration, infrastructure management and related professional services. TechTeam also provides a number of specialized, value-added services in specific vertical markets. Founded in 1979, TechTeam has approximately 2,100 employees across the world, providing IT support in 32 languages. TechTeam's common stock is traded on the NASDAQ Global Market under the symbol "TEAM." For more information, call 800-522-4451 or visit www.techteam.com.

About Stefanini IT Solutions

Stefanini IT Solutions is a global provider of onshore and nearshore IT consulting, systems integration and development, and outsourcing services. With more than 9,000 employees and 36 offices in 16 countries worldwide, Stefanini IT Solutions services more than 350 active customers across a broad spectrum of industry verticals, including energy and utilities, insurance, manufacturing and distribution, oil and gas, financial services, and telecom. Founded in 1987 and with roots in São Paulo, Brazil, Stefanini IT Solutions has grown to be a multinational IT services company and one of the largest IT consulting companies in Latin America.

NOTE TO INVESTORS

The tender offer to purchase shares of TechTeam Global common stock referenced in this press release has not yet commenced, and this press release is neither an offer to purchase, nor a solicitation of an offer to sell, any securities. The tender offer to purchase shares of TechTeam Global common stock will be made only pursuant to a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal and other documents relating to the tender offer (the “Tender Offer Statement”), which Platinum Merger Sub, Inc., a wholly-owned subsidiary of Stefanini International Holdings Ltd, will file with the SEC and mail to TechTeam Global stockholders. At the time the tender offer is commenced, TechTeam Global will file a Solicitation / Recommendation Statement with respect to the tender offer (the “Recommendation Statement”). Security holders of TechTeam Global are advised to read the Tender Offer Statement and Recommendation Statement when they become available, because they will contain important information about the tender offer. Investors and security holders of TechTeam Global also are advised that they may obtain free copies of the Tender Offer Statement and other documents filed by Platinum Merger Sub, Inc. with the SEC (when these documents become available) and the Recommendation Statement and other documents filed by Stefanini International Holdings Ltd (when these documents become available) on the SEC’s website at http://www.sec.gov. In addition, free copies of the Tender Offer Statement and related materials may be downloaded (when these documents become available) from TechTeam Global’s website at: http://www.techteam.com/investors/sec-filings; and free copies of the Recommendation Statement and related materials may be obtained (when these documents become available) from TechTeam Global by written request to: TechTeam Global, Inc., Attn: Investor Relations, 27335 West 11 Mile Road, Southfield, Michigan 48033.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “anticipate,” “expect,” “believe,” “plan,” “intend,” “predict,” “will,” “may,” and similar terms. Forward-looking statements in this press release include, but are not limited to, the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements contained in this press release related to future results and events are based on the Company’s current expectations, estimates and projections about its industry, as well as management’s beliefs and assumptions. Forward-looking statements, by their nature, involve risks and uncertainties and are not guarantees of future performance. Actual results may differ materially from the results discussed in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, uncertainties as to the timing of the tender offer and the merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the tender offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the SEC by the Company, including the solicitation/recommendation statement to be filed by the Company. Investors and stockholders are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.